Exhibit 10(a)

AMENDMENT NO. 1

TO

CREDIT AGREEMENTS

between

THE VALSPAR CORPORATION,

as Borrower,

and

BARCLAYS BANK PLC,

as Lender,

dated as of April 27, 2005

        This AMENDMENT NO. 1 TO CREDIT AGREEMENTS (this “Amendment”) is entered into as of April 27, 2005, by (i) THE VALSPAR CORPORATION, a Delaware corporation (the “Borrower”); and (ii) BARCLAYS BANK PLC, as Lender (the “Lender”) under the Credit Agreements referred to below.

RECITALS:

A.	The Borrower and the Lender are parties to a €28,000,000 364-Day Revolving Credit Agreement and a £14,000,000 364-Day Revolving Credit Agreement, each dated as of May 21, 2004 (as amended, restated or otherwise modified from time to time, collectively the “Credit Agreements”).

B.	The Borrower has requested that the Lender agree to extend the Termination Date under and as defined in each of the Credit Agreements, as set forth herein.

C.	The Lender is willing to agree to such extensions pursuant to the terms and subject to the conditions set forth herein.

AGREEMENT:

        In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrower and the Lender agree as follows:

        Section 1.  Amendments.

1.1	Amendment to Definitions. Section 1.01 of each of the Credit Agreements is hereby amended to delete the definition of “Termination Date” therefrom and insert in place thereof the following:

Termination Date” means December 30, 2005.

      Section 2.  Effectiveness.

2.1	Conditions Precedent. The amendments set forth above shall become effective as of the date first written above (the “Amendment Effective Date”) if on or before such date the following conditions have been satisfied:

(i)	this Amendment shall have been executed by the Borrower and the Lender, and counterparts hereof as so executed shall have been delivered to the Lender;

(ii)	the Lender shall have received a Secretary’s Certificate from the Borrower certifying as of the Amendment Effective Date as to the organization, existence and good standing of the Borrower, the authorization of this Amendment and the incumbency and signature of the officer of the Borrower executing this Amendment;

(iii)	the representations and warranties of the Borrower set forth in Section 3 shall be true and correct on and as of the Amendment Effective Date; and

(iv)	the Borrower shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Lender.

2.2	Amendment Effective Date. The Lender shall provide the Borrower written notice upon the occurrence of the Amendment Effective Date.

      Section 3.  Miscellaneous.

3.1	Representations and Warranties. The Borrower, by signing below, hereby represents and warrants to the Lender that:

(i)	the Borrower has the legal power and authority to execute and deliver this Amendment;

(ii)	the officer executing this Amendment on behalf of the Borrower has been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof;

(iii)	the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the organizational documents of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower;

(iv)	no Default or Event of Default exists under either Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof;

(v)	upon the execution and delivery of this Amendment by the Borrower, this Amendment shall constitute a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies; and

(vi)	each of the representations and warranties set forth in Article III of each Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.

3.2	Waiver of Claims. The Borrower hereby waives and releases the Lender and its directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any of the undersigned is aware arising out of or relating to the Credit Agreements and the other Loan Documents referred to therein, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

3.3	Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Lender in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Lender’s legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Lender in connection with the enforcement or preservation of any rights under the Credit Agreements, as amended hereby.

3.4	Credit Agreements Unaffected. Each reference to the Credit Agreements herein or in any other Loan Document referred to therein shall hereafter be construed as a reference to the Credit Agreements as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreements shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document for purposes of each Credit Agreement.

3.5	Entire Agreement. This Amendment, together with the Credit Agreements and the other Loan Documents referred to therein, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

3.6	Counterparts. This Amendment may be executed in any number of counterparts, by the parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

3.7	Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[Signature page follows.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

THE VALSPAR CORPORATION, as Borrower

By:	/s/ Lori A. Walker

Name: Lori A. Walker Title: Vice President, Controller and Treasurer

BARCLAYS BANK PLC, as Lender

By:	/s/ David Barton

Name: David Barton Title: Associate Director